Note 11 - Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Compensation and Employee Benefit Plans [Text Block]
11.	Employee defined contribution plan

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing funds and other welfare benefits are provided to employees. Chinese labor regulations require that the Company’s PRC subsidiaries make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were $130, $303 and $236 for the years ended December 31, 2020, 2021 and 2022, respectively.